UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

INDEVUS PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials. N/A

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the Filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

(3)	Filing Party: N/A

(4)	Date Filed: N/A

Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholder Meeting to be held on 3/11/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

ANNUAL REPORT/ PROXY STATEMENT

To view this material, have the 12-digit Control #(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.

To facilitate timely delivery please make the request as instructed below on or before 2/25/08.

To request material:     Internet: www.investorEconnect.com     Telephone: 1-800-579-1639         **Email: sendmaterial@investorEconnect.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

INDEVUS PHARMACEUTICALS,

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

INDEVUS PHARMACEUTICALS, INC. CIO INVESTOR RELATIONS 33 HAYDEN AVENUE LEXINGTON, MA 02421
BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Meeting Location
The ANNUAL Meeting for holders as of 1/16/08 is to be held on 3/11/08 at 10:00 A M. EST at:
The Conference Center at Waltham Woods 860 Winter Street Waltham. Massachusetts 02451

for meeting directions, please call 781-861-8444

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Voting items

1.	Election of Directors:

Nominees:

01)	Glenn L. Cooper, M.D.

02)	Andrew Ferrara

03)	James C. Gale

04)	Michael E. Hanson

05)	Stephen C. McCluski

06)	Cheryl P. Morley

07)	Malcolm Morville, Ph.D.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.

3.	In their discretion, proxies are authorized to vote upon such business as may properly come before the meeting.

0000 000 0110
23,456,789,012.00000
BROADRIDGE	454072A99
FINANCIAL SOLUTIONS, INC	P55429-01S
ATTENTION:	1
TEST PRINT	2
51 MERCEDES WAY	3 OF 4
EDGEWOOD, NY
11717

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